Exhibit 99.2

C.M. LIFE INSURANCE COMPANY

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 (the “Report”) of C.M. Life Insurance Company (the “Company”), I, Howard E. Gunton, Director, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

C.M. Life Insurance Company (Registrant)

Date: March 21, 2003	By:	/s/ HOWARD E. GUNTON
Howard E. Gunton Director, Executive Vice President and Chief Financial Officer

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